                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY

                                 PNC BANK CORP.
                          EMPLOYEE STOCK PURCHASE PLAN
                             REGISTRATION STATEMENT

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or Officers of PNC Bank Corp. (the "Corporation"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., William F. Strome, Melanie S. Cibik and Steven Kaplan, or each of them, with full power of substitution, such person's true and lawful attorney-in-fact and agent to execute in such person's name, place and stead, a Registration Statement on Form S-8 (or other appropriate form) for the registration under the Securities Act of 1933, as amended, of 1,149,074 shares of the Corporation's Common Stock, par value $5.00 per share, to be issued in connection with the Corporation's Employee Stock Purchase Plan adopted by the Corporation's Board of Directors, and as amended, and to execute in such person's name, place and stead any and all amendments to said Registration Statement.

And such persons hereby ratify and confirm all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

Witness the due execution hereof by the following persons in the capacities indicated as of this August 16, 1995.

NAME/SIGNATURE                                     CAPACITY
--------------                                     --------
/s/ Thomas H. O'Brien
-----------------------------------                Chairman, Chief Executive Officer
Thomas H. O'Brien                                  and Director

/s/ Robert N. Clay
-----------------------------------                Director
Robert N. Clay

/s/ William G. Copeland
-----------------------------------                Director
William G. Copeland

/s/ George A. Davidson, Jr.
-----------------------------------                Director
George A. Davidson, Jr.




                             Power of Attorney - 1

/s/ Dianna L. Green
--------------------------------              Director
Dianna L. Green

/s/ C. G. Grefenstette
--------------------------------              Director
C. G. Grefenstette

/s/ Thomas Marshall
--------------------------------              Director
Thomas Marshall

/s/ W. Craig McClelland
--------------------------------              Director
W. Craig McClelland

/s/ Donald I. Moritz
--------------------------------              Director
Donald I. Moritz

/s/ Jackson H. Randolph
--------------------------------              Director
Jackson H. Randolph

/s/ James E. Rohr
--------------------------------              President and Director
James E. Rohr

/s/ Roderic H. Ross
--------------------------------              Director
Roderic H. Ross

/s/ Vincent A. Sarni
--------------------------------              Director
Vincent A. Sarni

/s/ Richard P. Simmons
--------------------------------              Director
Richard P. Simmons

/s/ Thomas J. Usher
--------------------------------              Director
Thomas J. Usher

/s/ Milton A. Washington
--------------------------------              Director
Milton A. Washington




                             Power of Attorney - 2

-------------------------------------          Director
Helge H. Wehmeier

espps-8.msc





                             Power of Attorney - 3